Putnam
New Value
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-04

[GRAPHIC OMITTED: LIGHTBULB]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms to benefit shareholders, including increasing the amount of disclosure for our funds. Our shareholder reports now include information that enables you to estimate the amount you paid for ongoing expenses such as management fees and distribution (or 12b-1) fees, and that measures portfolio turnover, the rate at which your fund buys and sells portfolio securities, which can affect its return and its taxable distributions to shareholders. This new information also enables you to compare your fund's expenses and portfolio turnover rate with those of other similar funds tracked by Lipper, an independent fund-rating company. We have also introduced a risk comparison that illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. These comparisons, which follow the Performance Summary of this report, should be valuable to you and your financial advisor as you make decisions about your investment program.

We are also pleased to announce that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. All three have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard
B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley would be independent trustees (i.e., trustees who are not "interested persons" of your fund or its investment adviser). Charles E. Haldeman, Jr., the third nominee, is President and Chief Executive Officer of Putnam Investments. Proxy voting is now underway to elect the new and existing Trustees of the Putnam funds, as well as to address other issues specific to individual funds. If you have not already returned your proxy, we urge you to do so. If you need any assistance, please contact Putnam at 1-800-225-1581 or call your financial advisor.

During the period covered by the following report, Putnam New Value Fund delivered respectable results. In the following pages, the managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 20, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended August 31, 2004, Putnam New Value Fund's class A shares returned 17.92% without sales charges and 11.12% with maximum sales charges reflected.

 * The fund's primary benchmark, the Russell 3000 Value Index, returned
   17.64%.

 * The average return for the fund's Lipper category, Multi-Cap Value Funds Funds, was 14.16%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's fiscal year ended on an up note. Based on the results at net asset value (NAV), the portfolio generated strong absolute returns and outperformed both its benchmark and its Lipper peer group. However, most of the strong advances came during the first half of the fiscal year before the market peaked in March. From that point through the end of the reporting period, the fund's return was relatively flat, and reflected the benign equilibrium that characterized the marketplace.

Overall, the market environment was neither hostile nor especially favorable for your fund's investment style. As can be expected from a fund that invests in a limited number of issues, its returns were primarily driven by the performance of a few select stocks that followed their own unique trajectories. Among all portfolio holdings, more stocks advanced than declined during the period.

TOTAL RETURN FOR
PERIODS ENDED 8/31/04

Class A
(inception 1/3/95)        NAV                 POP
--------------------------------------------------
1 year                   17.92%             11.12%
--------------------------------------------------
5 years                  40.09              32.06
Annual average            6.97               5.72
--------------------------------------------------
Life of fund            202.86             185.40
Annual average           12.16              11.47
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


FUND PROFILE

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of undervalued, out-of-favor midsize and large companies that Putnam Investments believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.


Market overview

The equities market advanced in the final months of 2003 and the first quarter of 2004. For the remainder of the fund's fiscal year, the broad equities market moved within a narrow range, as investors seemed to focus their attention on macro economic issues. Events in Iraq and concerns about global terrorism created an environment of uncertainty that tempered investors' appetite for risk. Energy prices rose as the increase in global demand created tight supply. The price of a barrel of crude oil rose to nearly $50 in mid summer, high by historical measures. To manage inflationary pressures, the Federal Reserve Board raised the short-term interest rate by 0.25% on June 30, 2004 and again on August 10, 2004. Although the pace of corporate earnings growth in the United States has slowed, we consider the current growth rate to be healthy. In the closing months of the period, the market had begun to favor large-cap stocks and value strategies, both of which are a focus of your fund.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Value Index (large-company value stocks)                  17.64%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 5.36%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             7.46%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     11.46%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.13%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          7.10%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   7.49%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/04.
-------------------------------------------------------------------------------

Strategy overview

Putnam New Value Fund pursues capital appreciation primarily by investing in the stocks of established midsize and large companies that we consider significantly undervalued by the market. Although the fund has the flexibility to invest without regard to a company's market capitalization, it typically focuses on truly large businesses, some of which are so deeply out of favor that their market capitalization has fallen into the mid-cap range. For these purposes, we define large companies as those that have been in business for at least ten years and generate a minimum of $1 billion in annual revenues. We believe that investing in a relatively concentrated portfolio can lead to superior returns. Putnam New Value Fund typically holds 65-75 stocks in its portfolio, and of those, the top 20 positions could represent a significant portion of the fund's market value. Consequently, an individual stock's performance can have a meaningful effect on the fund's overall returns.

The fund's multi-cap investment strategy targets some distressed companies that we believe have the potential for above-average capital appreciation over time and it accepts proportionately higher risks. We don't deliberately pursue low volatility or high yield, so the fund is not positioned to be conservative or defensive. Rather, it is a value fund for investors who have a higher tolerance for risk. In an effort to enhance return and manage risk, we balance quantitative methods and fundamental research. Because the fund's holdings may be more sensitive to company-specific news, its performance may not be closely correlated with the overall market. Also, with its focus on individual companies, the fund does not make deliberate industry or sector bets, although its exposures to industry sectors will vary over time as holdings achieve their fair value, gains are taken, and assets are reallocated.


TOP INDUSTRY WEIGHTINGS COMPARED

                   as of 2/29/04        as of 8/31/04

Banking                7.5%                12.0%

Financial              7.7%                 8.9%

Oil and gas            5.9%                 6.4%

Conglomerates          6.5%                 6.2%

Retail                 6.6%                 5.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

One of the stocks that contributed most positively during the fund's fiscal year was Tyco International. This Bermuda-based conglomerate operates many different manufacturing and service businesses around the world, of which undersea telecommunications systems, security and fire protection systems, health-care and specialty products, and electronic components manufacturing are just a few. Under the leadership of CEO Ed Breen, we believe Tyco has now moved beyond the accounting and liquidity issues that were so troublesome in 2001 and 2002. Strong cash flow has helped to reduce debt while restructuring and divestitures have reduced the number of unprofitable operations. The company now has strong operating leverage and earnings. Its stock price rose significantly during the year and we trimmed the position modestly, yet it remains one of the fund's largest holdings.

Shares of retailer J.C. Penney advanced strongly, indicating that under the leadership of CEO Allen Questrom the company had made significant progress over coming its operating difficulties. The nationwide retailer vastly improved its efficiency and same-store sales results when it adopted a centralized inventory management system. Also, the company benefited from divesting itself of the unprofitable Eckerd Drug Store chain. Proceeds of the sale helped to reduce debt and a portion was returned to shareholders. The company's fundamentals have continued to improve. We substantially reduced the fund's position in this stock on the strength of its share price. While our outlook for J.C. Penney is favorable and we have maintained a position, the stock has become less attractive from a valuation standpoint.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 8/31/04)

 1 Citigroup, Inc. (3.9%)
   Financial

 2 Fannie Mae (3.8%)
   Financial

 3 Tyco International, Ltd. (3.8%)
   Bermuda
   Conglomerates

 4 ExxonMobil Corp. (3.7%)
   Oil and gas

 5 Bank of America Corp. (3.3%)
   Banking

 6 U.S. Bancorp (3.1%)
   Banking

 7 Boeing Co. (The) (3.0%)
   Aerospace and defense

 8 Home Depot, Inc. (The) (2.9%)
   Retail

 9 Lockheed Martin Corp. (2.8%)
   Aerospace and defense

10 Altria Group, Inc. (2.7%)
   Tobacco

Footnote reads:
The fund's holdings will change over time.


Edison International, which owns California's second-largest electric utility, Southern California Edison, initially suffered as a result of the state's energy crisis. Poor financial performance led to elimination of the dividend, and the stock price fell precipitously. However, the Supreme Court of California approved a rescue plan that enabled the utility to generate free cash flow and repair its balance sheet. Thanks to more stable natural gas prices and a more favorable regulatory situation, it is making steady progress. Earnings have recovered dramatically, and Edison has resumed payment of dividends on both its common and preferred shares. The stock has done so well that we took profits and reduced the position by nearly 50%. At its current valuation, it no longer has the deep value characteristics we prefer for this fund, but in light of its recent turnaround, we believe additional appreciation potential remains.

For some time, the fund has owned a fairly large position in Boeing. It suffered, along with the major airlines, after the terrorist attacks of September 11, 2001, dramatically reduced demand for commercial air travel. More recently, however, orders have increased for the company's commercial aircraft, particularly the new model 7E7, which Boeing plans to introduce in 2008. Also, a significant portion of Boeing's business is defense related, and this segment flourished in the past year. Boeing's share price has recovered nicely, and the fund is maintaining its position.

Fund holdings that disappointed during the period included Union Pacific, which cut its workforce too severely and, as a result, sacrificed service quality at a time when demand for rail transport was strong. The high price of gasoline has made railroads more attractive than trucking. We believe that Union Pacific's troubles will be short-lived, but it has taken the company longer than we expected to resolve its service issues. The fund reduced its position somewhat, but we believe it represents an attractive long-term holding. Hewlett-Packard (HP) underperformed our expectations during the period, even as it continued to find efficiencies from its merger with Compaq computer. We believe the merger was a positive move for HP that will ultimately reward shareholders. In our view, HP is poised to benefit from a steady increase in capital spending by cash-rich companies. The fund is retaining its position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are David L. King (Portfolio Leader), Mike Abata (Portfolio Member), Ronald Bukovac, Bartlett Geer, Deborah Kuenstner, Coleman Lannum, George Maris, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the market's current state of equilibrium may be sustained over the near term, and while the upcoming U.S. presidential election creates some uncertainty, we do not anticipate any big changes, no matter which party ends up claiming the Oval Office. Turmoil in Russia, Venezuela, and the Middle East has created a political premium that has kept oil prices high, but we believe the worst may be behind us as it appears that oil production is now exceeding demand and inventories are being replenished worldwide. If oil prices retreat, this would be beneficial for markets as a whole. We think commodity prices and interest rates may continue to rise gradually. In our view, the pace of earnings growth is likely to be more moderate, but companies will continue to benefit from productivity enhancements and an improving economy. Currently, we believe the market environment is neither bullish nor bearish, and relationships between industry sectors are within normal bounds. We believe stock valuations are about average in terms of their attractiveness. We see more compelling values in larger-cap stocks, which could bode well for your fund. The portfolio's average market capitalization may increase marginally as we seek to take advantage of these opportunities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. This fund concentrates its assets in fewer issues, which can affect your fund's performance.


Performance summary

This section shows your fund's performance during its fiscal year, which ended August 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/04
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (1/3/95)             (2/26/96)             (7/26/99)             (2/26/96)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    17.92%     11.12%     16.97%     11.97%     16.98%     15.98%     17.33%     13.24%     17.62%
---------------------------------------------------------------------------------------------------------------------------
5 years                   40.09      32.06      34.87      32.87      34.75      34.75      36.74      31.98      38.34
Annual average             6.97       5.72       6.16       5.85       6.15       6.15       6.46       5.71       6.71
---------------------------------------------------------------------------------------------------------------------------
Life of fund             202.86     185.40     181.24     181.24     181.17     181.17     188.64     178.53     195.70
Annual average            12.16      11.47      11.30      11.30      11.30      11.30      11.60      11.19      11.88
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


-----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/04
-----------------------------------------------------------------------
                             Russell        Lipper Multi-
                              3000         Cap Value Funds
                             Value            category
                             Index            average*
-----------------------------------------------------------------------
1 year                      17.64%             14.16%
-----------------------------------------------------------------------
5 years                     21.34              19.80
Annual average               3.94               3.46
-----------------------------------------------------------------------
Life of fund               224.82             180.46
Annual average              12.96              11.05
-----------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-year, 5-year, and life-of-fund periods ended 8/31/04, there were 466, 225, and 85 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 1/3/95 to 8/31/04

                  Fund's class A           Russell 3000
Date                shares at POP           Value Index

1/3/95                  9,425                 10,000
8/31/95                11,674                 12,471
8/31/96                14,043                 14,588
8/31/97                18,086                 20,321
8/31/98                15,765                 20,794
8/31/99                20,373                 26,769
8/31/00                21,623                 28,051
8/31/01                24,464                 28,079
8/31/02                21,174                 24,552
8/31/03                24,203                 27,611
8/31/04               $28,540                $32,482

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $28,124 and $28,117, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $28,864 ($27,853 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $29,570. See first page of performance section for performance calculation method.


---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/04
---------------------------------------------------------------------------------------------------
                             Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------
Distributions (number)            1              1              1              1              1
---------------------------------------------------------------------------------------------------
Income                         $0.144         $0.044         $0.042         $0.068         $0.144
---------------------------------------------------------------------------------------------------
Total                          $0.144         $0.044         $0.042         $0.068         $0.144
---------------------------------------------------------------------------------------------------
Share value:               NAV        POP       NAV            NAV      NAV        POP       NAV
---------------------------------------------------------------------------------------------------
8/31/03                   $13.88     $14.73   $13.66         $13.64    $13.81     $14.31       --
---------------------------------------------------------------------------------------------------
12/1/03*                      --         --       --             --        --         --   $14.82
---------------------------------------------------------------------------------------------------
8/31/04                    16.21      17.11+   15.93          15.91     16.13      16.72    16.18
---------------------------------------------------------------------------------------------------


* Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (1/3/95)             (2/26/96)             (7/26/99)             (2/26/96)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    21.09%     14.10%     20.11%     15.11%     20.11%     19.11%     20.43%     16.25%     20.78%
---------------------------------------------------------------------------------------------------------------------------
5 years                   49.81      41.18      44.08      42.08      44.06      44.06      46.10      40.96      47.98
Annual average             8.42       7.14       7.58       7.28       7.57       7.57       7.88       7.11       8.15
---------------------------------------------------------------------------------------------------------------------------
Life of fund             206.97     189.27     184.77     184.77     184.89     184.89     192.39     182.16     199.72
Annual average            12.21      11.52      11.34      11.34      11.35      11.35      11.65      11.24      11.93
---------------------------------------------------------------------------------------------------------------------------



Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from March 1, 2004, to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses..


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 8/31/04
---------------------------------------------------------------------------
                      Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                $6.01      $9.75      $9.75      $8.51      $7.26
---------------------------------------------------------------------------
Ending value (after
expenses)            $993.90    $990.00    $990.00    $991.40    $992.00
---------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2004, use the calculation method below. To find the value of your investment on March 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 03/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 3/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.01 (see table above) = $60.10
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04
-----------------------------------------------------------------------------
                    Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*               $6.09      $9.88      $9.88      $8.62      $7.35
-----------------------------------------------------------------------------
Ending value (after
expenses)         $1,019.10  $1,015.33  $1,015.33  $1,016.59  $1,017.85
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.20%      1.95%      1.95%      1.70%      1.45%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.39%      2.14%      2.14%      1.89%      1.64%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam
New Value Fund              54%        57%        68%        70%        83%
------------------------------------------------------------------------------
Lipper Multi-Cap Value
Funds category
average                     62%        57%        59%        72%        77%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 6/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK


Fund's Overall
Morningstar Risk       3.07

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 9/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of Putnam New Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the "fund") at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2004


The fund's portfolio
August 31, 2004

Common stocks (98.2%) (a)
Number of shares                                                          Value

Aerospace and Defense (5.8%)
-------------------------------------------------------------------------------
       782,700 Boeing Co. (The)                                     $40,872,594
       731,200 Lockheed Martin Corp.                                 39,323,936
                                                                 --------------
                                                                     80,196,530

Airlines (1.0%)
-------------------------------------------------------------------------------
       968,500 Southwest Airlines Co.                                14,353,170

Automotive (1.5%)
-------------------------------------------------------------------------------
       390,000 Lear Corp.                                            21,013,200

Banking (12.0%)
-------------------------------------------------------------------------------
     1,021,800 Bank of America Corp.                                 45,960,564
       201,200 Commerce Bancorp, Inc.                                10,556,964
       322,300 Northern Trust Corp. (S)                              13,875,015
       420,400 State Street Corp. (S)                                18,976,856
     1,432,700 U.S. Bancorp                                          42,264,650
       593,100 Wells Fargo & Co.                                     34,844,625
                                                                 --------------
                                                                    166,478,674

Building Materials (1.9%)
-------------------------------------------------------------------------------
       815,700 Masco Corp.                                           26,208,441

Cable Television (0.5%)
-------------------------------------------------------------------------------
       189,180 Liberty Media International, Inc.
               Class A (NON) (S)                                      6,394,284

Chemicals (4.0%)
-------------------------------------------------------------------------------
       217,100 Avery Dennison Corp.                                  13,492,765
       599,800 Dow Chemical Co. (The)                                25,677,438
     1,140,300 Hercules, Inc. (NON) (S)                              15,644,916
                                                                 --------------
                                                                     54,815,119

Coal (0.8%)
-------------------------------------------------------------------------------
       217,300 Peabody Energy Corp.                                  11,586,436

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
     2,086,600 Service Corp. International (NON)                     12,540,466

Computers (2.3%)
-------------------------------------------------------------------------------
     1,740,537 Hewlett-Packard Co.                                   31,138,207

Conglomerates (6.2%)
-------------------------------------------------------------------------------
        11,360 Berkshire Hathaway, Inc. Class B
               (NON) (S)                                             32,875,840
     1,685,300 Tyco International, Ltd. (Bermuda)                    52,783,596
                                                                 --------------
                                                                     85,659,436

Consumer Finance (3.0%)
-------------------------------------------------------------------------------
       368,100 Countrywide Financial Corp. (S)                       13,085,955
       585,100 MBNA Corp.                                            14,124,314
       935,900 Providian Financial Corp. (NON)                       13,514,396
                                                                 --------------
                                                                     40,724,665

Containers (0.5%)
-------------------------------------------------------------------------------
       409,600 Owens-Illinois, Inc. (NON) (S)                         6,574,080

Electric Utilities (3.6%)
-------------------------------------------------------------------------------
       621,200 Edison International                                  16,697,856
       390,900 Exelon Corp.                                          14,404,665
       228,800 Great Plains Energy, Inc. (S)                          6,900,608
     1,398,400 Sierra Pacific Resources (NON) (S)                    12,026,240
                                                                 --------------
                                                                     50,029,369

Electronics (1.7%)
-------------------------------------------------------------------------------
       458,600 Micron Technology, Inc. (NON) (S)                      5,278,486
       863,300 Motorola, Inc.                                        13,942,295
       378,700 Vishay Intertechnology, Inc. (NON)
               (S)                                                    4,828,425
                                                                 --------------
                                                                     24,049,206

Energy (2.3%)
-------------------------------------------------------------------------------
       521,300 GlobalSantaFe Corp. (Cayman Islands)
               (S)                                                   14,533,844
       355,800 Halliburton Co.                                       10,378,686
       285,200 Varco International, Inc. (NON)                        6,924,656
                                                                 --------------
                                                                     31,837,186

Financial (8.9%)
-------------------------------------------------------------------------------
     1,171,400 Citigroup, Inc.                                       54,563,812
       714,900 Fannie Mae                                            53,224,305
       219,000 Freddie Mac                                           14,699,280
                                                                 --------------
                                                                    122,487,397

Forest Products and Packaging (1.7%)
-------------------------------------------------------------------------------
       359,900 Boise Cascade Corp.                                   11,261,271
       705,500 Smurfit-Stone Container Corp. (NON) (S)               12,515,570
                                                                 --------------
                                                                     23,776,841

Health Care Services (2.2%)
-------------------------------------------------------------------------------
       184,400 AmerisourceBergen Corp. (S)                            9,976,040
       153,000 Cardinal Health, Inc.                                  6,915,600
       210,000 CIGNA Corp.                                           13,977,600
                                                                 --------------
                                                                     30,869,240

Homebuilding (0.5%)
-------------------------------------------------------------------------------
       144,700 Lennar Corp.                                           6,627,260

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
       143,700 Whirlpool Corp.                                        8,785,818

Insurance (1.8%)
-------------------------------------------------------------------------------
       317,700 ACE, Ltd. (Bermuda)                                   12,247,335
       184,000 XL Capital, Ltd. Class A (Bermuda)                    12,916,800
                                                                 --------------
                                                                     25,164,135

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------
       904,500 JPMorgan Chase & Co.                                  35,800,110

Machinery (1.2%)
-------------------------------------------------------------------------------
       260,200 Ingersoll-Rand Co. Class A (Bermuda)                  16,915,602

Media (2.2%)
-------------------------------------------------------------------------------
     2,373,000 Liberty Media Corp. Class A (NON)                     21,143,430
       425,100 Walt Disney Co. (The)                                  9,543,495
                                                                 --------------
                                                                     30,686,925

Metals (1.8%)
-------------------------------------------------------------------------------
       774,500 Alcoa, Inc.                                           25,078,310

Natural Gas Utilities (0.7%)
-------------------------------------------------------------------------------
       526,470 Southern Union Co. (NON) (S)                           9,839,724

Oil & Gas (6.4%)
-------------------------------------------------------------------------------
       290,200 Amerada Hess Corp.                                    23,361,100
     1,110,000 ExxonMobil Corp.                                      51,171,000
       376,600 Unocal Corp.                                          14,062,244
                                                                 --------------
                                                                     88,594,344

Pharmaceuticals (2.6%)
-------------------------------------------------------------------------------
       685,000 Abbott Laboratories                                   28,557,650
       590,000 King Pharmaceuticals, Inc. (NON)                       7,351,400
                                                                 --------------
                                                                     35,909,050

Photography/Imaging (2.1%)
-------------------------------------------------------------------------------
     2,149,600 Xerox Corp. (NON) (S)                                 28,869,128

Railroads (1.5%)
-------------------------------------------------------------------------------
       355,400 Union Pacific Corp.                                   20,296,894

Regional Bells (2.4%)
-------------------------------------------------------------------------------
     1,896,600 Qwest Communications International,
               Inc. (NON) (S)                                         5,481,174
       701,400 Verizon Communications, Inc.                          27,529,950
                                                                 --------------
                                                                     33,011,124

Restaurants (2.4%)
-------------------------------------------------------------------------------
       616,900 Darden Restaurants, Inc.                              12,961,069
       759,000 McDonald's Corp.                                      20,508,180
                                                                 --------------
                                                                     33,469,249

Retail (5.9%)
-------------------------------------------------------------------------------
     1,082,200 Home Depot, Inc. (The)                                39,565,232
       181,800 J.C. Penney Co., Inc. (Holding Co.) (S)                6,966,576
       686,900 Limited Brands                                        13,792,952
       749,100 Office Depot, Inc. (NON)                              11,993,091
     2,253,800 Rite Aid Corp. (NON) (S)                               9,916,720
                                                                 --------------
                                                                     82,234,571

Tobacco (2.7%)
-------------------------------------------------------------------------------
       769,200 Altria Group, Inc.                                    37,652,340
                                                                 --------------
               Total Common stocks
               (cost $1,120,427,375)                             $1,359,666,531

Convertible preferred stocks (0.6%) (a) (cost $5,534,515)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       107,000 Xerox Corp. 144A $3.75 cv. pfd.                       $7,998,250

Short-term investments (5.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $47,663,313 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.52% to 1.71% and due dates ranging
               from September 1, 2004 to September
               24, 2004 (d)                                         $47,650,194
    23,317,555 Putnam Prime Money Market Fund (e)                    23,317,555
                                                                 --------------
               Total Short-term investments
               (cost $70,967,749)                                   $70,967,749
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,196,929,639)                             $1,438,632,530
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,384,001,869.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at August 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
August 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $46,426,260 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,173,612,084)          $1,415,314,975
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $23,317,555) (Note 5)          23,317,555
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,615,978
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,719,472
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,615,805
-------------------------------------------------------------------------------
Total assets                                                    1,444,583,785

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    7,221,880
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,710,577
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,117,272
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            787,101
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                101,176
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,321
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                755,647
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 47,650,194
-------------------------------------------------------------------------------
Other accrued expenses                                                235,748
-------------------------------------------------------------------------------
Total liabilities                                                  60,581,916
-------------------------------------------------------------------------------
Net assets                                                     $1,384,001,869

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,210,320,652
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        5,826,766
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (73,848,440)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        241,702,891
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,384,001,869

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($731,953,775 divided by 45,158,963 shares)                            $16.21
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.21)*                $17.11
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($490,298,567 divided by 30,780,258 shares)**                          $15.93
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,594,449 divided by 2,173,897 shares)**                            $15.91
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($29,774,228 divided by 1,846,460 shares)                              $16.13
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.13)*                $16.72
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($2,959 divided by 183 shares)                           $16.18
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($97,377,891 divided by 6,000,470 shares)                $16.23
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended August 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends                                                         $24,700,683
-------------------------------------------------------------------------------
Interest (including interest income of $59,365 from
-------------------------------------------------------------------------------
investments in affiliated issuers) (Note 5)                           208,004
-------------------------------------------------------------------------------
Securities lending                                                     35,017
-------------------------------------------------------------------------------
Total investment income                                            24,943,704

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,174,564
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,259,087
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               162,171
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             45,064
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,039
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,728,677
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               4,596,215
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 337,025
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 241,535
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       6
-------------------------------------------------------------------------------
Other                                                                 647,497
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    69,386
-------------------------------------------------------------------------------
Costs assumed by manager (Notes 2 and 6)                              (69,386)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (7,946)
-------------------------------------------------------------------------------
Total expenses                                                     19,208,934
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (356,334)
-------------------------------------------------------------------------------
Net expenses                                                       18,852,600
-------------------------------------------------------------------------------
Net investment income                                               6,091,104
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   98,619,900
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (96,887)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year        100,325,091
-------------------------------------------------------------------------------
Net gain on investments                                           198,848,104
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $204,939,208
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended August 31
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $6,091,104       $8,619,997
-------------------------------------------------------------------------------
Net realized gain (loss) on investments           98,523,013     (128,528,489)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       100,325,091      261,203,112
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       204,939,208      141,294,620
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (6,254,830)      (3,813,645)
-------------------------------------------------------------------------------
Class B                                           (1,274,327)              --
-------------------------------------------------------------------------------
Class C                                              (90,447)              --
-------------------------------------------------------------------------------
Class M                                             (144,712)              --
-------------------------------------------------------------------------------
Class R                                                  (10)              --
-------------------------------------------------------------------------------
Class Y                                             (996,102)        (478,490)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               1,786               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (62,602,322)     (96,324,402)
-------------------------------------------------------------------------------
Total increase in net assets                     133,578,244       40,678,083

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,250,423,625    1,209,745,542
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $5,826,766 and
$8,659,446, respectively)                     $1,384,001,869   $1,250,423,625
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.88          $12.22          $14.58          $13.08          $13.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .11 (d)         .13             .12             .16             .16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  2.36            1.61           (2.02)           1.55             .49
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       2.47            1.74           (1.90)           1.71             .65
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.14)           (.08)           (.10)           (.21)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.14)           (.08)           (.46)           (.21)          (1.55)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.21          $13.88          $12.22          $14.58          $13.08
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     17.92           14.30          (13.45)          13.14            6.13
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $731,954        $688,610        $633,088        $605,706        $331,658
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.19 (d)        1.18            1.09            1.11            1.15
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .75 (d)        1.05             .86            1.10            1.32
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.66          $12.03          $14.39          $12.92          $13.80
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                              -- (d) (e)     .04             .02             .05             .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  2.31            1.59           (2.01)           1.53             .49
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       2.31            1.63           (1.99)           1.58             .56
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.04)             --            (.01)           (.11)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.04)             --            (.37)           (.11)          (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $15.93          $13.66          $12.03          $14.39          $12.92
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     16.97           13.55          (14.15)          12.27            5.36
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $490,299        $424,745        $457,303        $583,543        $314,364
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.94 (d)        1.93            1.84            1.86            1.90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   (.01) (d)        .32             .12             .34             .57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.64          $12.02          $14.39          $12.97          $13.97
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)                               -- (d) (e)     .04             .02             .04             .08
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  2.31            1.58           (2.00)           1.55             .46
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       2.31            1.62           (1.98)           1.59             .54
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.04)             --            (.03)           (.17)           (.15)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.04)             --            (.39)           (.17)          (1.54)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $15.91          $13.64          $12.02          $14.39          $12.97
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     16.98           13.48          (14.11)          12.33            5.22
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $34,594         $31,770         $32,446         $33,093          $6,470
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.94 (d)        1.93            1.84            1.86            1.90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                     -- (d) (f)     .31             .11             .26             .62
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.81          $12.14          $14.48          $13.00          $13.88
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .04 (d)         .07             .05             .09             .10
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  2.35            1.60           (2.00)           1.53             .49
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       2.39            1.67           (1.95)           1.62             .59
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.07)             --            (.03)           (.14)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.07)             --            (.39)           (.14)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.13          $13.81          $12.14          $14.48          $13.00
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     17.33           13.76          (13.81)          12.53            5.62
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $29,774         $32,334         $35,610         $46,055         $26,692
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.69 (d)        1.68            1.59            1.61            1.65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .25 (d)         .56             .37             .60             .81
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------
                                                                                                    For the period
                                                                                                   December 1, 2003+
Per-share                                                                                             to August 31
operating performance                                                                                      2004
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                      $14.82
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                   .06 (d)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                        1.44
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                      1.50
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                          (.14)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                        (.14)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                                                                              -- (e)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                            $16.18
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                    10.24*
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                               $3
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                  1.08* (d)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                   .37* (d)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                    54.46
---------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------
                                                                                           For the
                                                                                            period
                                                                                            July 3,
                                                                                           2001+ to
Per-share                                               Year ended August 31               August 31
operating performance                         2004            2003            2002            2001
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $13.90          $12.23          $14.59          $15.49
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment income (a)                      .16 (d)         .15             .15             .02
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    2.35            1.63           (2.02)           (.92)
----------------------------------------------------------------------------------------------------
Total from investment operations              2.51            1.78           (1.87)           (.90)
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net
investment income                             (.18)           (.11)           (.13)             --
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  --              --            (.36)             --
----------------------------------------------------------------------------------------------------
Total distributions                           (.18)           (.11)           (.49)             --
----------------------------------------------------------------------------------------------------
Redemption fees                                 -- (e)          --              --              --
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $16.23          $13.90          $12.23          $14.59
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                       18.19           14.67          (13.25)          (5.81)*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $97,378         $72,965         $51,298         $28,533
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                      .94 (d)         .93             .84             .14*
----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                      .99 (d)        1.27            1.08             .16*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       54.46           57.16           68.12           69.71
----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
August 31, 2004

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2004, the value of securities loaned amounted to $46,426,260. The fund received cash collateral of $47,650,194 which is pooled with collateral of other Putnam funds into 20 issuers of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $53,757,608 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2011.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2004, the fund reclassified $163,356 to decrease undistributed net investment income and $163,356 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $243,503,783
Unrealized depreciation            (21,891,725)
                                  ------------
Net unrealized appreciation        221,612,058
Undistributed ordinary income        5,826,766
Capital loss carryforward          (53,757,608)
Cost for federal income
tax purposes                    $1,217,020,472

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 31, 2005, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the year ended August 31, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended August 31, 2004, Putnam Management has assumed $69,386 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (see Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended August 31, 2004, the fund paid PFTC $2,583,825 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2004, the fund's expenses were reduced by $356,334 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,111, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $173,609 and $2,877 from the sale of class A and class M shares, respectively, and received $1,147,161 and $4,408 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received $2,788 and no monies on class A and M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $702,851,912 and $761,400,183, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At August 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,275,948      $252,439,680
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       396,008         5,872,801
----------------------------------------------------------------
                                    16,671,956       258,312,481

Shares repurchased                 (21,111,462)     (320,389,567)
----------------------------------------------------------------
Net decrease                        (4,439,506)     $(62,077,086)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,101,914      $207,417,368
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       298,493         3,584,935
----------------------------------------------------------------
                                    17,400,407       211,002,303

Shares repurchased                 (19,627,405)     (232,451,040)
----------------------------------------------------------------
Net decrease                        (2,226,998)     $(21,448,737)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,336,935      $157,750,253
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        78,526         1,150,410
----------------------------------------------------------------
                                    10,415,461       158,900,663

Shares repurchased                 (10,738,909)     (161,109,023)
----------------------------------------------------------------
Net decrease                          (323,448)      $(2,208,360)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,804,632      $105,124,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,804,632       105,124,847

Shares repurchased                 (15,703,571)     (182,046,714)
----------------------------------------------------------------
Net decrease                        (6,898,939)     $(76,921,867)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            935,873       $14,173,958
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,211            76,287
----------------------------------------------------------------
                                       941,084        14,250,245

Shares repurchased                  (1,096,202)      (16,410,055)
----------------------------------------------------------------
Net decrease                          (155,118)      $(2,159,810)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,105,030       $13,255,944
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,105,030        13,255,944

Shares repurchased                  (1,475,952)      (17,209,007)
----------------------------------------------------------------
Net decrease                          (370,922)      $(3,953,063)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            628,981        $9,436,615
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,434           139,718
----------------------------------------------------------------
                                       638,415         9,576,333

Shares repurchased                  (1,133,065)      (17,175,799)
----------------------------------------------------------------
Net decrease                          (494,650)      $(7,599,466)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            674,203        $8,191,904
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       674,203         8,191,904

Shares repurchased                  (1,267,090)      (15,218,596)
----------------------------------------------------------------
Net decrease                          (592,887)      $(7,026,692)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                              to August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                182            $2,828
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                10
----------------------------------------------------------------
                                           183             2,838

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               183            $2,838
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,147,677       $33,220,245
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        67,213           996,102
----------------------------------------------------------------
                                     2,214,890        34,216,347

Shares repurchased                  (1,463,696)      (22,776,785)
----------------------------------------------------------------
Net increase                           751,194       $11,439,562
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,242,680       $27,247,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        39,874           478,490
----------------------------------------------------------------
                                     2,282,554        27,725,797

Shares repurchased                  (1,227,020)      (14,699,840)
----------------------------------------------------------------
Net increase                         1,055,534       $13,025,957
----------------------------------------------------------------

At August 31, 2004, Putnam, LLC owned 68 class R shares of the fund (37.2% of class R shares outstanding), valued at $1,100.

Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Man age ment. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2004, management fees paid were reduced by $7,946 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $59,365 for the year ended August 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2004, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy
Associate Director of the Office of Management and Budget and Deputy Director of the Federal

Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of August 31, 2004, there were 103 Putnam Funds, each of which is overseen by each Trustee.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN025-216513  10/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Value Fund
Supplement to Annual Report dated 8/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/04

                                                                        NAV

1 year                                                                18.19%
5 years                                                               41.27
Annual average                                                         7.16
Life of fund (since class A inception, 1/3/95)                       205.43
Annual average                                                        12.25

Share value:                                                            NAV

8/31/03                                                              $13.90
8/31/04                                                              $16.23
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1         $0.181             --                $0.181

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception on 7/2/01 are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. A short-term trading fee of up to 2% may apply. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10-11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 8/31/04

                                                  Class Y
Expenses paid per $1,000*                         $4.76
Ending value (after expenses)                     $995.10
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04
                                                  Class Y
Expenses paid per $1,000*                         $4.82
Ending value (after expenses)                     $1,020.36
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                 0.95%
Average annualized expense ratio for Lipper peer group++              1.14%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
August 31, 2004     $56,118*    $--             $3,399    $256
August 31, 2003     $40,890     $--             $3,537    $--

* Includes fees of $ 1,128 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended August 31, 2004 and August 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 135,916 and $77,132 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
August 31, 2004     $--             $--   $--         $--
August 31, 2003     $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: October 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: October 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: October 27, 2004



Putnam
International
Capital Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-04

[GRAPHIC OMITTED: JEWELRY BOX]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Our shareholder reports now include information that enables you to estimate the amount you paid for ongoing expenses such as management fees and distribution (or 12b-1) fees, and that measures portfolio turnover, the rate at which your fund buys and sells portfolio securities, which can affect its return and its taxable distributions to shareholders. This new information also enables you to compare your fund's expenses and portfolio turnover rate with those of other similar funds tracked by Lipper, an independent fund-rating company. We have also introduced a risk comparison that illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. These comparisons, which follow the performance tables in the Performance Summary of this report, should be valuable to you and your financial advisor as you make decisions about your investment program.

We are also pleased to announce that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. All three have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard
B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley would be independent trustees (i.e., trustees who are not "interested persons" of your fund or its investment adviser). Charles E. Haldeman, Jr., the third nominee, is President and Chief Executive Officer of Putnam Investments. Proxy voting is now underway to elect the new and existing Trustees of the Putnam Funds, as well as to address other issues specific to individual funds. If you have not already returned your proxy, we urge you to do so. If you need any assistance, please contact Putnam at 1-800-225-1581 or call your financial advisor.

During the period covered by the following report, Putnam International Capital Opportunities Fund delivered competitive results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 20, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended August 31, 2004, Putnam International Capital Opportunities Fund's class A shares returned 27.49% without sales charges and 20.13% with maximum sales charges reflected.

 * The fund's primary benchmark, the S&P/ Citigroup World Ex-U.S.
   Extended Markets Index, returned 29.21%.

 * The average return for the fund's Lipper category, International Small/Mid-Cap Core Funds, was 26.22%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 8/31/04
--------------------------------------------------
Class A
(inception 12/28/95)          NAV       POP
--------------------------------------------------
1 year                      27.49%    20.13%
--------------------------------------------------
5 years                     26.19     18.96
Annual average               4.76      3.53
--------------------------------------------------
Life of fund               181.54    165.31
Annual average              12.67     11.90
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Performance commentary

International markets generally flourished during the past 12 months. Early in the period, stocks were still in the midst of a rapid recovery from the depressed price levels reached in the first half of calendar year 2003. As the months wore on, business conditions continued to improve in most regions of the world, helping companies achieve better operating results. The small and midsize companies that we target in this portfolio benefited from this environment and generally performed well, except for Parmalat, an Italian company in which the fund had an overweight position relative to the benchmark index and which was involved in a high-profile bankruptcy. The negative performance of this stock caused almost all of the fund's underperformance of its benchmark index. The fund's Lipper rankings improved toward the end of the fiscal year.

FUND PROFILE

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund's management team looks for stocks that offer a combination of growth potential and attractive valuations. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.


Market overview

Business conditions generally became more vigorous in most global markets during the past year. Asia saw the strongest improvement, but Europe, Australia, Canada, and Latin America all achieved positive growth. The world's fastest growing economy remained China, which accelerated at a pace of 8%-9% for much of the year. Japan's growth rates were lower, in the range of 3%-4%, but equally impressive because they surprised investors with their strength and consistency. Japan, like other Asian markets such as South Korea, Hong Kong, and Taiwan, as well as Australia, benefited from trade relationships with China.

In Europe, the rate of business activity varied. The United Kingdom, Ireland, Sweden, and Portugal grew at relatively vigorous rates. Germany, France, and Italy were slower but accelerated during the year. Across Europe, manufacturers faced stiff competition from China and the headwind of a strong euro. However, the currency's strength was an indication of the region's attractiveness to global investors. The European Union has a positive balance of payments with the rest of the world, and most governments within it have more modest current deficits than the United States, for example.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Extended Markets Index
(international stocks of small and midsize companies)                  29.21%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 22.64%
-------------------------------------------------------------------------------
Russell 2500 Index (stocks of small and midsize companies)             12.65%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     11.46%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.13%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             5.29%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       14.62%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/04.
-------------------------------------------------------------------------------

Strategy overview

Our blend strategy, which does not favor either growth- or value-oriented stocks, is to select stocks that are undervalued relative to their worth as measured by expected future earnings and cash flows from operations. We maintain broad diversification, but we can build overweights in markets or sectors that offer an abundance of stocks that meet our criteria. It is important to note that we do not build such overweights based on forecasts of economic growth or investor sentiment, since we consider such trends difficult to forecast reliably.

During the fiscal year, we significantly increased the portfolio's exposure to stocks in Japan. We attributed the attractive valuations for many Japanese stocks to the fact that Japanese companies were undertaking meaningful restructuring efforts to enhance their future earnings and cash flows. By contrast, stocks in the United Kingdom, which had previously been the portfolio's largest country weighting, were becoming less attractive to us though market appreciation caused the U.K. weighting to rise slightly. Valuations in the United Kingdom were generally higher. For U.K. manufacturing companies, international competition ate into projected earnings.

In terms of sectors, we found the most attractive opportunities in consumer discretionary and technology stocks. The consumer sector benefited from a variety of trends, including a rise in consumer spending in Asia as well as actions taken by companies to boost earnings. One theme in the technology sector was the great demand for liquid crystal display (LCD) screens, now being used in everything from computer laptops to digital cameras. This trend contributed to the earnings of several holdings in the portfolio.

[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                      as of 2/29/04       as of 8/31/04

Japan                     23.1%             25.1%

United Kingdom            15.7%             17.2%

Canada                     5.7%              5.8%

France                     7.4%              5.7%

South Korea                6.2%              5.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Our stock selection was most effective in the consumer-discretionary, technology, and basic materials sectors. Within the consumer-discretionary sector, automotive companies performed well. Two of the fund's overweight holdings, relative to its benchmark, were Continental of Germany, and Kansai Paint of Japan. Continental makes tires, which is a growing business because European governments and insurance companies require drivers to buy two sets of tires, one for winter and one for summer. Continental also makes advanced safety devices for cars. Automobile manufacturers are in the process of doubling the value of safety equipment they install in each car, a process that will last several years. Kansai is a somewhat less complex company, specializing in the production of paint for cars, but its earnings are growing at an attractive rate.

Another holding with solid results and, like Continental, a top ten holding, was The Berkeley Group, a homebuilder based in the United Kingdom. After earning large profits as the U.K. real estate market heated up in recent years, the management team of this company decided to pull in the reins. Rather than building more houses in a market considered likely to experience a drop in prices as the Bank of England raises interest rates, the company is paying much of its profits as a dividend to shareholders. This decision helped boost the stock price.

In the basic materials sector, BlueScope Steel of Australia has been among the fund's ten largest holdings and performed well for the fund. The company is a major supplier of steel to China, which is importing vast amounts of metals and other materials as it builds its cities and highway infrastructure.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 8/31/04]

TOP INDUSTRY WEIGHTINGS AS OF 8/31/04

Banking                   9.3%

Metals                    8.0%

Insurance                 7.2%

Retail                    6.4%

Electronics               5.5%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Nippon Electric Glass of Japan was one of the portfolio's top performers in the technology sector. It benefited from the strong demand for LCD screens during the past year. The portfolio had an overweight position in the stock and we sold it at a profit during the period.

Our major disappointments were in the consumer staples and financials sectors. The fund's most disappointing holding during the year was Parmalat of Italy. As we described in detail in the fund's last semiannual update, this stock became worthless when it was announced that the family who controlled Parmalat had siphoned the company's money over years. Its bankers and auditors had assisted in hiding the transactions by publishing fraudulent financial statements. Since the stock ceased trading when these events occurred, it is still listed in the fund's portfolio.

Another holding that contributed negatively to performance was Moolen Holding of the Netherlands, one of the specialist traders on the NYSE. It was hurt by the fallout from the controversy over former Chairman Richard Grasso's high compensation. The NYSE has addressed these issues by reducing some of the lucrative fees earned by traders like Moolen Holding, which hurt the company's stock price. We sold the stock because in our view it is now a less attractive company.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 8/31/04)

 1 BlueScope Steel, Ltd. (2.2%)
   Australia
   Metals

 2 Depfa Bank PLC (2.1%)
   Ireland
   Banking

 3 Continental AG (2.0%)
   Germany
   Tire and rubber

 4 Dofasco, Inc. (1.8%)
   Canada
   Metals

 5 CNP Assurances (1.7%)
   France
   Insurance

 6 Berkeley Group PLC (1.7%)
   United Kingdom
   Homebuilding

 7 Northern Rock PLC (1.6%)
   United Kingdom
   Banking

 8 Brother Industries, Ltd. (1.5%)
   Japan
   Office equipment and supplies

 9 NGK Spark Plug Co., Ltd. (1.5%)
   Japan
   Automotive

10 SKF AB Class B (1.5%)
   Sweden
   Manufacturing

Footnote reads:
The fund's holdings will change over time

The fund's management team

The fund is managed by the Putnam International Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Fabrice Bay (Portfolio Member), and John Ferry (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As the fund's new fiscal year begins, we continue to see fairly healthy business conditions in most international markets. We are monitoring the portfolio's current holdings to make sure they remain attractive positions. The fund's overweight position in Japan continues to make sense to us because stocks of smaller Japanese companies appear to have attractive valuations and growth prospects relative to other markets. In South Korea, we have also been finding many undervalued stocks. The fund's sector overweights in consumer discretionary stocks and technology stocks also seem appropriate to us, based on our comparisons of these holdings with possibilities in other sectors. Our team also continues to survey international markets to identify other stocks that meet our criteria. At this time, since the portfolio has an underweight relative to the benchmark to the United Kingdom, we are giving extra attention to that market to find opportunities we may have overlooked.

We are reasonably optimistic about the portfolio's performance prospects. In contrast with the early portion of the past fiscal year, when stocks with weaker fundamentals led in international markets, we have recently seen that markets have rewarded undervalued stocks with strong cash flows, including many of the stocks we own. We see no reason why this trend should abate in the near future. We believe our emphasis on these characteristics can enable the fund to outperform the market over the long term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during its fiscal year, which ended August 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/04
-----------------------------------------------------------------------------------------------------------------------
                          Class A               Class B               Class C               Class M            Class R
(inception dates)       (12/28/95)            (10/30/96)             (7/26/99)            (10/30/96)          (1/21/03)
-----------------------------------------------------------------------------------------------------------------------
                       NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
-----------------------------------------------------------------------------------------------------------------------
1 year               27.49%     20.13%     26.58%     21.58%     26.62%     25.62%     26.91%     22.50%       27.35%
-----------------------------------------------------------------------------------------------------------------------
5 years              26.19      18.96      21.42      19.42      21.61      21.61      23.18      18.88        24.81
Annual average        4.76       3.53       3.96       3.61       3.99       3.99       4.26       3.52         4.53
-----------------------------------------------------------------------------------------------------------------------
Life of fund        181.54     165.31     163.75     163.75     164.01     164.01     169.59     160.15       176.02
Annual average       12.67      11.90      11.83      11.83      11.84      11.84      12.11      11.65        12.42
-----------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. In addition, for a portion of the period, the fund's performance benefited from an agreement to limit expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

-------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/04
-------------------------------------------------------------------
                             S&P/Citigroup    Lipper International
                             World Ex-U.S.    Small/Mid-Cap
                             Extended         Core Funds
                             Markets Index    category average*
-------------------------------------------------------------------
1 year                       29.21%           26.22%
-------------------------------------------------------------------
5 years                      25.39            43.78
Annual average                4.63             7.29
-------------------------------------------------------------------
Life of fund                 54.97           161.05
Annual average                5.18            11.57
-------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-year, 5-year, and life-of-fund periods ended 8/31/04, there were 47, 18, and 5 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 12/28/95 to 8/31/04

                                    S&P/Citigroup
                                    World Ex-U.S.
              Fund's class A      Extended Markets
Date           shares at POP           Index

12/28/95          9,475               10,000
 8/31/96         10,499               10,732
 8/31/97         13,065               10,640
 8/31/98         14,603                9,888
 8/31/99         21,025               12,360
 8/31/00         33,527               13,430
 8/31/01         21,124               10,786
 8/31/02         18,976                9,974
 8/31/03         20,810               11,994
 8/31/04        $26,531              $15,497


Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,375 and $26,401, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $26,959 ($26,015 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $27,602. See first page of performance section for performance calculation method.

-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/04
-----------------------------------------------------------------------------------------------------
                               Class A        Class B       Class C           Class M        Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)             1              1             1                 1              1
-----------------------------------------------------------------------------------------------------
Income                          $0.290         $0.161        $0.127            $0.193         $0.265
-----------------------------------------------------------------------------------------------------
Total                           $0.290         $0.161        $0.127            $0.193         $0.265
-----------------------------------------------------------------------------------------------------
Share value:                NAV        POP       NAV           NAV         NAV        POP       NAV
-----------------------------------------------------------------------------------------------------
8/31/03                  $16.31     $17.31     $15.91        $16.08     $16.11     $16.69     $16.29
-----------------------------------------------------------------------------------------------------
8/31/04                   20.47      21.60*     19.96         20.22      20.23      20.96      20.45
-----------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.


-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------------------------------------
                          Class A               Class B               Class C               Class M            Class R
(inception dates)       (12/28/95)            (10/30/96)             (7/26/99)            (10/30/96)          (1/21/03)
-----------------------------------------------------------------------------------------------------------------------
                       NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
-----------------------------------------------------------------------------------------------------------------------
1 year               27.10%     19.79%     26.15%     21.15%     26.25%     25.25%     26.47%     22.07%       26.96%
-----------------------------------------------------------------------------------------------------------------------
5 years              27.76      20.44      22.96      20.96      23.11      23.11      24.62      20.28        26.39
Annual average        5.02       3.79       4.22       3.88       4.25       4.25       4.50       3.76         4.79
-----------------------------------------------------------------------------------------------------------------------
Life of fund        190.48     173.73     171.94     171.94     172.23     172.23     177.99     168.25       184.79
Annual average       12.95      12.19      12.10      12.10      12.12      12.12      12.39      11.93        12.70
-----------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from March 1, 2004, to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 8/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $8.06     $11.82     $11.82     $10.57      $9.32
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,004.40  $1,000.50  $1,001.00  $1,002.00  $1,003.90
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2004, use the calculation method below. To find the value of your investment on March 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 03/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 3/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $8.06 (see table above) = $80.60
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $8.11     $11.89     $11.89     $10.63      $9.37
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,017.09  $1,013.32  $1,013.32  $1,014.58  $1,015.84
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                             Class A   Class B   Class C   Class M   Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+                  1.60%     2.35%     2.35%     2.10%     1.85%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++   1.67%     2.42%     2.42%     2.17%     1.92%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam International
Capital Opportunities Fund   68%        93%        91%       203%       144%
-----------------------------------------------------------------------------
Lipper International
Small/Mid-Cap Core Funds
category average             65%        55%        68%        73%        50%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 6/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk      5.30

International stock
fund average          3.61

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 9/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and the 3.50% maximum sales charge for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index.

S&P/Citigroup World Ex-U.S. Extended Markets Index is an unmanaged index of those companies whose capitalization falls within the bottom quintile of the Citigroup World Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International Capital Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the "fund") at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2004


The fund's portfolio
August 31, 2004


Common stocks (98.7%) (a)
Number of shares                                                          Value

Australia (3.4%)
-------------------------------------------------------------------------------
     4,425,279 BlueScope Steel, Ltd.                                $24,521,865
        82,976 Boral, Ltd.                                              411,181
       369,206 Caltex Australia, Ltd.                                 2,384,696
       408,584 Deutsche Office Trust                                    343,219
     2,129,040 Downer EDI, Ltd.                                       5,665,893
        56,825 Jubilee Mines NL                                         167,671
        16,896 Publishing & Broadcasting, Ltd.                          162,683
       538,679 QBE Insurance Group, Ltd.                              4,810,207
         5,636 Sigma Co., Ltd.                                           32,305
        61,010 Sims Group, Ltd.                                         535,322
        21,900 Sonic Healthcare, Ltd.                                   144,544
                                                                 --------------
                                                                     39,179,586

Belgium (3.1%)
-------------------------------------------------------------------------------
       103,715 Colruyt SA                                            13,655,439
       170,077 Mobistar SA (NON)                                     11,627,877
       157,201 Umicore                                               10,593,656
                                                                 --------------
                                                                     35,876,972

Bermuda (2.4%)
-------------------------------------------------------------------------------
       245,284 Axis Capital Holdings, Ltd.                            5,854,929
         6,200 Endurance Specialty Holdings, Ltd.                       201,748
        56,600 Montpelier Re Holdings, Ltd.                           1,952,134
       222,231 Orient-Express Hotels, Ltd. Class A                    3,444,581
       335,130 RenaissanceRe Holdings, Ltd. (S)                      16,126,456
                                                                 --------------
                                                                     27,579,848

Brazil (--%)
-------------------------------------------------------------------------------
        17,200 Gerdau SA (Preference)                                   284,222

Canada (5.8%)
-------------------------------------------------------------------------------
       277,212 Agrium, Inc.                                           4,320,324
        12,601 ATI Technologies, Inc. (NON)                             182,037
     1,208,000 AUR Resources, Inc. (NON)                              5,043,650
         3,440 Axcan Pharma, Inc. (NON)                                  60,506
        98,000 Baytex Energy Trust                                      889,015
       693,059 Cinram International, Inc.                            11,101,150
         5,263 Cognos, Inc. (NON)                                       165,365
       677,470 Dofasco, Inc.                                         20,571,472
         4,121 Fairfax Financial Holdings, Ltd. (S)                     541,677
        49,000 Hudson's Bay, Co.                                        520,762
        27,358 Industrial Alliance Insurance and
               Financial Services, Inc.                               1,002,067
       259,400 Inmet Mining Corp. (NON) (S)                           3,633,136
        72,000 Kingsway Financial Services, Inc.
               (NON)                                                    863,585
         5,069 Laurentian Bank of Canada                                102,665
       280,336 Methanex Corp.                                         3,722,065
         7,100 Nexen, Inc.                                              252,513
        21,100 Norbord, Inc.                                            206,467
        57,900 Northgate Minerals Corp. (NON)                           101,093
       186,300 PetroKazakhstan, Inc. Class A                          5,583,411
         2,730 QLT PhotoTherapeutics, Inc. (NON)                         42,215
        44,800 Royal Group Technologies, Ltd.
               (Toronto Exchange) (NON)                                 408,107
         7,800 Royal Group Technologies, Ltd. (NON)                      71,214
       288,800 Stratos Global Corp. (NON)                             2,242,788
        11,135 Teck Corp.                                               217,662
       256,990 Transat AT, Inc. (NON)                                 4,330,963
         5,000 West Fraser Timber Co., Ltd.                             189,365
                                                                 --------------
                                                                     66,365,274

Cayman Islands (0.5%)
-------------------------------------------------------------------------------
       206,017 Fresh Del Monte Produce                                5,339,961

China (0.1%)
-------------------------------------------------------------------------------
     6,697,000 United Food Holdings, Ltd.                             1,408,165

Czech Republic (2.1%)
-------------------------------------------------------------------------------
       895,776 Cesky Telecom AS                                      11,350,963
        10,511 Cesky Telecom AS 144A                                    133,192
       112,946 Komercni Banka AS                                     12,076,084
                                                                 --------------
                                                                     23,560,239

Denmark (0.5%)
-------------------------------------------------------------------------------
         8,200 GN Store Nord                                             73,213
       102,580 Jyske Bank A/S (NON)                                   6,232,153
                                                                 --------------
                                                                      6,305,366

Finland (0.4%)
-------------------------------------------------------------------------------
         4,000 Orion-Yhtymae OYJ Class B                                114,997
       475,500 Rautaruukki OYJ                                        4,337,272
                                                                 --------------
                                                                      4,452,269

France (5.7%)
-------------------------------------------------------------------------------
        10,631 AGF (Assurances Generales de France)                     609,063
        21,089 Autoroutes du Sud de la France (ASF)                     922,415
       259,742 Cie Generale D'Optique Essilor
               International SA                                      15,936,091
       318,836 CNP Assurances                                        19,333,629
         4,184 Eiffage SA                                               383,018
        94,988 Imerys SA                                              5,924,340
         7,178 Neopost SA                                               434,083
       134,249 Nexans SA (S)                                          4,429,189
       260,336 Oberthur Card Systems SA (NON) (S)                     1,782,289
       118,647 Pinguely-Haulotte                                        788,095
        23,105 Publicis Group SA                                        626,287
        11,096 Rallye SA                                                549,347
        52,152 SEB SA                                                 5,481,138
        17,750 Sodexho Alliance SA                                      466,897
       177,758 Valeo SA                                               7,008,234
                                                                 --------------
                                                                     64,674,115

Germany (4.1%)
-------------------------------------------------------------------------------
        14,120 Adidas-Salomon AG                                      1,817,537
         4,078 Bilfinger Berger AG                                      138,263
       436,958 Continental AG                                        22,715,177
         3,545 Fresenius Medical Care (Preference)                      181,512
       228,163 Hannover Rueckversicherungs AG                         7,445,791
         8,510 K&S AG                                                   334,908
       651,271 Mobilcom AG                                            8,768,804
         2,041 Porsche AG (Preference)                                1,241,453
         1,265 Puma AG Rudolf Dassier Sport                             309,683
       107,120 Rheinmetall AG (Preference)                            4,297,044
                                                                 --------------
                                                                     47,250,172

Hong Kong (2.4%)
-------------------------------------------------------------------------------
       824,000 Asia Aluminum Holdings, Ltd.                              84,516
        39,500 ASM Pacific Technology                                   131,925
    19,398,000 Brilliance China Automotive                            4,402,023
    13,220,000 CNPC Hong Kong, Ltd.                                   1,694,937
     1,440,700 Dah Sing Financial Group                              10,343,885
     1,700,600 Orient Overseas International, Ltd.                    5,570,769
     4,610,000 Oriental Press Group                                   1,669,712
     2,442,000 SmarTone Telecommunications
               Holdings, Ltd.                                         2,661,256
       355,000 VTech Holdings, Ltd.                                     662,237
        40,500 Wing Hang Bank, Ltd.                                     264,818
                                                                 --------------
                                                                     27,486,078

Hungary (--%)
-------------------------------------------------------------------------------
           595 Gedeon Richter Rt.                                        63,634

India (0.9%)
-------------------------------------------------------------------------------
       994,601 Canara Bank                                            2,853,680
     1,263,738 Mahanagar Telephone Nigam                              3,354,417
        15,739 Satyam Computer Services., Ltd.                          115,375
       664,084 Tata Iron & Steel Co., Ltd.                            3,611,459
                                                                 --------------
                                                                      9,934,931

Ireland (2.1%)
-------------------------------------------------------------------------------
        22,300 DCC PLC                                                  390,502
     1,783,433 Depfa Bank PLC                                        23,589,302
        89,447 Eircom Group PLC (NON)                                   163,230
       128,750 Eircom Group PLC 144A (NON)                              235,860
                                                                 --------------
                                                                     24,378,894

Italy (3.0%)
-------------------------------------------------------------------------------
       336,000 ACEA SpA                                               3,202,466
         2,800 Cattolica di Assicurazioni Scrl                          108,288
         7,300 Fondiaria-Sai SpA (S)                                     93,734
     1,145,000 Impregilo SpA (S)                                        611,934
     1,095,211 Italcementi SpA                                       14,908,594
        28,257 Merloni Electtrodomestici SpA                            509,497
     1,518,000 Milano Assicurazioni SpA                               5,838,172
     5,785,367 Parmalat Finanziaria SpA (S)                                 703
       165,279 Pirelli & C Real Estate SpA                            5,827,533
       115,600 Sai-Soc Assicuratrice Industriale
               SpA (SAI)                                              2,516,828
                                                                 --------------
                                                                     33,617,749

Japan (25.1%)
-------------------------------------------------------------------------------
         2,000 Aeon Credit Service Co., Ltd.                            129,955
        59,000 Amano Corp.                                              499,508
            10 Arisawa Manufacturing Co., Ltd.                              398
     1,483,000 Asics Corp. (S)                                        4,649,157
         6,100 Benesse Corp.                                            183,450
     2,034,000 Brother Industries, Ltd.                              17,368,614
       211,000 Canon, Inc.                                            2,736,289
        19,000 Casio Computer Co., Ltd.                                 247,435
       108,300 Citizen Electronics Co., Ltd.                          5,754,024
        15,000 Citizen Watch Co., Ltd.                                  150,369
        27,500 Daiichikosho Co., Ltd.                                   801,968
        30,000 Eizo Nanao Corp.                                         766,882
       266,800 FamilyMart Co., Ltd.                                   7,513,096
       522,000 Fujirebio, Inc. (S)                                    6,902,597
       112,000 Fukuoka City Bank, Ltd. (The) ADR                        286,813
        14,000 Glory, Ltd.                                              206,562
        47,930 Goldcrest Co., Ltd.                                    3,118,748
        59,000 Hitachi Chemical Co., Ltd.                               872,660
        78,000 Hosiden, Corp. (S)                                       922,665
       126,000 Ichiyoshi Securities Co., Ltd.                           953,067
         9,900 JSR Corp.                                                165,105
            40 K's Denki Corp.                                            1,064
     1,686,000 Kaneka Corp.                                          16,025,681
     2,303,000 Kansai Paint Co., Ltd.                                14,733,491
       230,300 Keihin Corp.                                           3,349,666
         7,000 Kissei Pharmaceutical Co., Ltd. (S)                      133,327
        25,000 Kyorin Pharmaceutical Co., Ltd.                          364,075
        63,000 Kyowa Exeo Corp.                                         435,770
         4,000 Leopalace21 Corp.                                         78,010
       818,000 Makita Corp.                                          12,039,278
        19,700 Mandom Corp.                                             474,861
     1,975,000 Mitsui Trust Holdings, Inc.                           14,146,997
       141,800 Namco, Ltd.                                            3,553,723
        21,500 NEC Electronics Corp. 144A                             1,087,442
     1,630,000 NGK Spark Plug Co., Ltd.                              16,726,328
        85,000 Nifco, Inc.                                            1,296,728
        58,000 Nihon Kohden Corp.                                       666,527
       105,000 Nissan Shatai Co., Ltd.                                  645,904
        31,300 Nissin Co., Ltd. (S)                                     141,197
       429,000 Noritz Corp.                                           6,431,286
       267,900 Ono Pharmaceutical Co., Ltd.                          11,914,262
     1,136,000 Onward Kashiyama Co., Ltd.                            15,891,370
         9,200 Ricoh Leasing Co., Ltd.                                  235,177
       700,000 Riken Corp.                                            2,838,786
        17,000 Rinnai Corp.                                             489,565
       267,600 Ryohin Keikaku Co., Ltd.                              12,291,115
       201,400 Sankyo Co., Ltd.                                       7,561,907
       558,100 Santen Pharmaceutical Co., Ltd.                       10,324,825
       454,900 Shimano, Inc.                                         10,364,075
         1,000 Shinsei Bank, Ltd.                                         5,997
       529,000 Stanley Electric Co., Ltd.                             7,920,778
        78,000 Sumitomo Forestry Co., Ltd.                              778,365
        43,000 Sumitomo Heavy Industries, Ltd. (NON)                    131,669
       855,000 Sumitomo Rubber Industries                             7,526,930
       988,000 Tanabe Seiyaku Co., Ltd.                               8,481,691
       168,000 Toho Gas Co., Ltd.                                       531,268
        55,000 Tokai Rika Co., Ltd.                                     976,898
       184,000 Tokyo Tatemono Co., Ltd.                               1,019,521
     1,852,000 Toshiba TEC Corp.                                      7,898,806
       137,800 Uni-Charm Corp.                                        6,844,163
       746,000 Uniden                                                14,854,734
        24,400 World Co., Ltd.                                          742,696
        67,000 Yamaha Motor Co., Ltd.                                   988,545
       581,000 Yamazaki Baking Co., Inc.                              5,199,508
       640,000 Yodogawa Steel Works, Ltd.                             2,764,604
                                                                 --------------
                                                                    285,137,972

Netherlands (1.3%)
-------------------------------------------------------------------------------
         3,516 Corio NV                                                 154,301
         9,203 Koninklijke BAM Groep NV                                 278,562
       261,000 Laurus NV (NON) (S)                                      253,661
       221,022 Nutreco Holding NV                                     7,122,535
        21,551 Ranstad Holdings NV                                      657,686
        16,090 Royal Numico NV (NON)                                    506,733
       228,291 Stork NV                                               5,094,433
        12,141 Wereldhave NV                                          1,037,611
                                                                 --------------
                                                                     15,105,522

Norway (1.2%)
-------------------------------------------------------------------------------
       218,300 Kvaerner ASA (NON)                                     3,087,295
     1,125,738 Tandberg ASA (S)                                      10,044,503
                                                                 --------------
                                                                     13,131,798

Papua N. Guinea (0.5%)
-------------------------------------------------------------------------------
     5,579,907 Oil Search, Ltd.                                       5,317,456

Singapore (0.7%)
-------------------------------------------------------------------------------
       258,000 ComfortDelgro Corp., Ltd.                                189,872
        46,150 Creative Technology, Ltd.                                493,280
        37,000 Fraser and Neave, Ltd.                                   302,552
     1,112,000 Hong Leong Asia, Ltd.                                    974,242
     5,777,000 MobileOne Asia, Ltd.                                   5,432,492
        67,000 Neptune Orient Lines, Ltd.                               110,356
                                                                 --------------
                                                                      7,502,794

South Korea (5.5%)
-------------------------------------------------------------------------------
         1,900 Amorepacific Corp.                                       361,292
         3,280 Cheil Communications, Inc.                               428,619
         6,210 Honam Petrochemical, Corp.                               239,406
       146,210 Hyundai Development Co.                                1,593,241
        80,600 Hyundai Marine & Fire Insurance Co.                      233,045
     1,361,440 INI Steel Co.                                         14,126,255
       989,650 Kia Motors Corp.                                       8,678,879
        27,290 Korea Exchange Bank (NON)                                159,944
        27,060 Korea Tobacco & Ginseng Corp.                            690,774
       501,150 LG Engineering & Construction, Ltd.                    9,442,524
         1,750 Lotte Chilsung Beverage Co.                            1,027,177
     1,976,620 Samsung Heavy Industries Co., Ltd.                     8,701,453
        92,140 Samsung SDI Co., Ltd.                                  9,440,410
        54,470 Sindo Ricoh Co., Ltd.                                  2,601,242
       267,110 Sungshin Cement Co., Ltd.                              4,441,397
                                                                 --------------
                                                                     62,165,658

Spain (2.2%)
-------------------------------------------------------------------------------
         5,153 Actividades de Construccion y
               Servicios SA                                              87,867
        81,976 Amadeus Global Travel Distribution
               SA Class A                                               559,218
     1,180,000 Compagnie Industriali Riunite (CIR)
               SpA                                                    2,298,864
       320,422 Fomento de Construcciones y
               Contratas SA                                          11,757,848
        34,260 Gestevision Telecinco SA (NON)                           539,346
     3,131,032 Iberia Lineas Aereas de Espana SA (S)                  8,263,234
        59,129 Indra Sistemas SA Class A                                757,249
        32,392 Sociedad General de Aguas de
               Barcelona SA                                             568,276
                                                                 --------------
                                                                     24,831,902

Sweden (5.0%)
-------------------------------------------------------------------------------
       431,309 Alfa Laval AB                                          6,114,898
       653,876 Billerud AB                                           10,177,978
       221,100 Carnegie AB                                            1,968,197
        23,505 Elekta AB Class B (NON)                                  533,771
        84,784 Eniro AB                                                 642,369
         6,400 Gambro AB Class A                                         68,828
         3,400 Gambro AB Class B                                         35,955
     1,336,460 Skanska AB Class B                                    12,034,851
       450,234 SKF AB Class B                                        16,634,674
        30,000 Swedish Match AB                                         304,313
       233,366 Tele2 AB Class B (S)                                   8,841,702
                                                                 --------------
                                                                     57,357,536

Switzerland (3.4%)
-------------------------------------------------------------------------------
       145,221 Baloise Holding, Ltd.                                  5,505,491
        58,710 Charles Voegele Holding AG                             1,885,795
        60,242 Ciba Specialty Chemicals AG (NON)                      3,663,950
       117,608 Converium Holding AG                                   2,377,844
        38,824 Logitech International (NON)                           1,753,226
       182,741 Micronas Semiconductor Holding AG (NON)                7,077,405
       152,155 Saurer AG (NON)                                        7,704,687
        25,691 Schindler Holding AG                                   7,073,846
         1,547 Sika AG (NON)                                            835,994
        15,170 Tecan Group AG                                           389,962
                                                                 --------------
                                                                     38,268,200

Taiwan (0.1%)
-------------------------------------------------------------------------------
       438,000 Phoenixtec Power Co., Ltd.                               457,324
         3,600 Powertech Technology, Inc.                                 6,247
         2,066 Powertech Technology, Inc. (Rights) (NON)                    972
         1,600 Premier Image Technology Corp.                             1,412
       215,500 Siliconware Precision Industries Co.                     158,456
                                                                 --------------
                                                                        624,411

United Kingdom (17.2%)
-------------------------------------------------------------------------------
       644,778 Acambis PLC (NON)                                      3,589,374
       309,536 Aegis Group PLC                                          467,973
       187,091 Alexon Group PLC                                       1,109,413
       642,710 Alliance & Leicester PLC                              10,419,927
       620,000 Amlin PLC                                              1,616,464
       863,033 Berkeley Group PLC                                    18,936,169
       332,305 Britannic Group PLC                                    2,125,212
         8,898 British Land Co. PLC                                     115,273
     2,173,990 Carillion PLC                                          7,552,915
       280,317 Countryside Properties PLC                               965,068
       708,701 Countrywide PLC                                        3,636,658
     1,152,840 Davis Service Group PLC                                8,122,313
       489,374 Domino Printing Sciences                               1,956,048
       395,769 French Connection Group PLC                            2,739,700
        21,561 Go-Ahead Group PLC                                       440,165
     1,169,721 Hiscox PLC                                             3,626,867
     3,599,273 HMV Group PLC                                         14,521,539
       129,180 Holidaybreak PLC                                       1,092,324
     1,608,507 ICAP PLC                                               6,529,137
     1,209,133 IMI PLC                                                7,667,867
     1,787,375 London Stock Exchange PLC                             11,480,843
        27,289 Lonmin PLC                                               531,231
       614,343 Luminar PLC                                            4,573,869
       566,505 Man Group PLC                                         13,514,979
       191,369 McBride PLC                                              463,144
     1,441,112 Northern Rock PLC                                     18,450,640
       614,507 Paragon Group Cos.                                     3,524,957
       643,372 Pendragon PLC                                          3,640,344
       127,758 Peninsular and Oriental Steam
               Navigation Co.                                           552,831
        60,704 Premier Oil PLC (NON)                                    631,779
     1,231,273 Provident Financial PLC                               13,188,100
       351,333 Savills PLC                                            2,602,472
        83,160 Shire Pharmaceuticals PLC                                723,765
       566,282 SIG PLC                                                4,229,084
       405,813 Tate & Lyle PLC                                        2,621,864
        64,900 Travis Perkins PLC                                     1,595,551
     1,650,148 William Hill PLC                                      16,166,551
                                                                 --------------
                                                                    195,722,410
-------------------------------------------------------------------------------
               Total Common stocks
               (cost $968,272,781)                               $1,122,923,134

Short-term investments (5.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $41,387,004 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 1.45% to 1.71% and due dates
               September 1, 2004 to September 24, 2004 (d)          $41,385,317
    22,872,846 Putnam Prime Money Market Fund (e)                    22,872,846
       900,000 U.S. Treasury Bill zero %, September
               16, 2004 (SEG)                                           899,517
                                                                 --------------
               Total Short-term investments
               (cost $65,157,680)                                   $65,157,680
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,033,430,461)                             $1,188,080,814
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,137,809,574.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2004.

  (S) Securities on loan, in part or in entirety, at August 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.



Forward currency contracts to buy at August 31, 2004
(aggregate face value $208,129,648)
                                                                                          Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $33,411,069        $33,114,571         12/15/04          $296,498
British Pound                       122,170,212        122,055,841         12/15/04           114,371
Danish Krone                          2,871,410          2,885,660         12/15/04           (14,250)
Euro                                 29,115,200         29,015,175         12/15/04           100,025
Singapore Dollar                      6,350,501          6,359,110         12/15/04            (8,609)
Swiss Franc                          14,850,889         14,699,291         12/15/04           151,598
------------------------------------------------------------------------------------------------------
                                                                                             $639,633
------------------------------------------------------------------------------------------------------

Forward currency contracts to sell at August 31, 2004
(aggregate face value $170,063,531)
                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Dollar                     $23,367,683       $23,491,293          12/15/04          $123,610
Euro                                  2,127,546         2,151,573          12/15/04            24,027
Hong Kong Dollar                     33,125,022        33,105,672          12/15/04           (19,350)
Japanese Yen                         57,893,881        57,909,870          12/15/04            15,989
Norwegian Krone                       7,262,612         7,280,098          12/15/04            17,486
Swedish Krona                        46,553,245        46,125,025          12/15/04          (428,220)
------------------------------------------------------------------------------------------------------
                                                                                            $(266,458)
------------------------------------------------------------------------------------------------------

Futures contracts outstanding at August 31, 2004
                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Dow Jones Euro Stoxx
50 (Long)                            $2,572,608        $2,589,715            Sep-04          $(17,107)
FTSE 100 Index (Long)                 2,897,059         2,860,892            Sep-04            36,167
Russell 2000 Index (Long)             5,755,050         5,765,329            Sep-04           (10,279)
SPI 200 Index (Long)                  2,377,966         2,365,223            Sep-04            12,743
Toyko Price Index (Long)              3,604,301         3,585,440            Sep-04            18,861
------------------------------------------------------------------------------------------------------
                                                                                              $40,385
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
August 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $39,062,291 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,010,557,615)          $1,165,207,968
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $22,872,846) (Note 5)          22,872,846
-------------------------------------------------------------------------------
Cash                                                                   65,469
-------------------------------------------------------------------------------
Foreign currency (cost $2,739,883) (Note 1)                         2,630,537
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,959,666
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                675,110
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,721,382
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               87,402
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               856,064
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           4,346,264
-------------------------------------------------------------------------------
Total assets                                                    1,201,422,708

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    7,913,850
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,884,797
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,408,777
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            953,724
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 80,457
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,365
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                659,956
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  482,889
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              6,531,110
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 41,385,317
-------------------------------------------------------------------------------
Other accrued expenses                                                309,892
-------------------------------------------------------------------------------
Total liabilities                                                  63,613,134
-------------------------------------------------------------------------------
Net assets                                                     $1,137,809,574

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,632,896,896
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        8,815,475
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (658,840,579)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 154,937,782
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,137,809,574

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($594,971,021 divided by 29,059,144 shares)                            $20.47
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $20.47)*                $21.60
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($402,796,250 divided by 20,175,498 shares)**                          $19.96
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($64,866,110 divided by 3,208,321 shares)**                            $20.22
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,535,357 divided by 817,455 shares)                                $20.23
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.23)*                $20.96
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($10,681 divided by 522 shares)                          $20.45
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($58,630,155 divided by 2,856,084 shares)                $20.53
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended August 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,735,521)                      $26,465,963
-------------------------------------------------------------------------------
Securities lending                                                    275,496
-------------------------------------------------------------------------------
Interest (including interest income of $43,873 from
investments in affiliated issuers) (Note 5)                           179,066
-------------------------------------------------------------------------------
Total investment income                                            26,920,525

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   11,447,964
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,546,511
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                             1,475,136
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             49,646
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,993
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,604,326
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               4,300,144
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 745,255
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 143,878
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      14
-------------------------------------------------------------------------------
Other                                                                 744,540
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    73,231
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (73,231)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (448,093)
-------------------------------------------------------------------------------
Total expenses                                                     23,635,314
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,394,513)
-------------------------------------------------------------------------------
Net expenses                                                       22,240,801
-------------------------------------------------------------------------------
Net investment income                                               4,679,724
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  233,023,258
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,071,567
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        15,924,144
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                 (2,440,866)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                          53,927,574
-------------------------------------------------------------------------------
Net gain on investments                                           301,505,677
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $306,185,401
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended August 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,679,724       $9,934,633
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    250,018,969     (254,225,019)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        51,486,708      338,597,985
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       306,185,401       94,307,599
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (9,676,805)      (5,617,285)
-------------------------------------------------------------------------------
Class B                                           (3,694,657)              --
-------------------------------------------------------------------------------
Class C                                             (502,133)         (11,213)
-------------------------------------------------------------------------------
Class M                                             (203,410)         (33,954)
-------------------------------------------------------------------------------
Class R                                                  (19)              --
-------------------------------------------------------------------------------
Class Y                                           (1,126,488)        (495,734)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                             150,728          377,412
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (450,251,812)    (195,936,635)
-------------------------------------------------------------------------------
Total decrease in net assets                    (159,119,195)    (107,409,810)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,296,928,769    1,404,338,579
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $8,815,475 and
$3,221,267, respectively)                     $1,137,809,574   $1,296,928,769
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended August 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $16.31          $15.00          $16.82          $26.76          $17.28
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .13 (d)         .16             .10             .11             .05
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        4.32            1.27           (1.80)         (10.00)          10.13
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             4.45            1.43           (1.70)          (9.89)          10.18
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.29)           (.12)           (.12)             --            (.15)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.05)           (.55)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.29)           (.12)           (.12)           (.05)           (.70)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          -- (e)          --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $20.47          $16.31          $15.00          $16.82          $26.76
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           27.49            9.67          (10.17)         (37.00)          59.46
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $594,971        $703,809        $751,623        $874,525      $1,311,822
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.62 (d)        1.65            1.54            1.47            1.48
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          .67 (d)        1.13             .60             .54             .17
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           68.13           93.27           90.87          203.36          144.34
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the period ended August 31, 2004 reflect a reduction of 0.04% of average net assets for Class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended August 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $15.91          $14.63          $16.42          $26.31          $17.07
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                  (.01) (d)        .05            (.02)           (.05)           (.15)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        4.22            1.23           (1.77)          (9.79)          10.01
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             4.21            1.28           (1.79)          (9.84)           9.86
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.16)             --              --              --            (.07)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.05)           (.55)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.16)             --              --            (.05)           (.62)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          -- (e)          --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $19.96          $15.91          $14.63          $16.42          $26.31
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           26.58            8.75          (10.90)         (37.44)          58.24
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $402,796        $429,457        $478,348        $584,300        $936,798
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.37 (d)        2.40            2.29            2.22            2.23
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                         (.05) (d)        .37            (.15)           (.23)           (.57)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           68.13           93.27           90.87          203.36          144.34
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the period ended August 31, 2004 reflect a reduction of 0.04% of average net assets for Class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $16.08          $14.78          $16.59          $26.59          $17.27
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                            (.02) (d)        .05            (.03)           (.04)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.29            1.25           (1.78)          (9.91)          10.11
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       4.27            1.30           (1.81)          (9.95)          10.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.13)             -- (e)          --              --            (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --            (.05)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.13)             -- (e)          --            (.05)           (.68)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $20.22          $16.08          $14.78          $16.59          $26.59
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     26.62            8.81          (10.91)         (37.46)          58.41
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $64,866         $85,732        $102,078        $125,787        $170,579
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.37 (d)        2.40            2.29            2.22            2.23
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   (.10) (d)        .34            (.16)           (.19)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     68.13           93.27           90.87          203.36          144.34
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the period ended August 31, 2004 reflect a reduction of 0.04% of average net assets for Class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended August 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $16.11          $14.79          $16.58          $26.50          $17.15
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                   .02 (d)         .08             .02              -- (e)        (.10)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        4.29            1.26           (1.79)          (9.87)          10.10
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             4.31            1.34           (1.77)          (9.87)          10.00
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.19)           (.02)           (.02)             --            (.10)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.05)           (.55)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.19)           (.02)           (.02)           (.05)           (.65)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          -- (e)          --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $20.23          $16.11          $14.79          $16.58          $26.50
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           26.91            9.12          (10.68)         (37.28)          58.79
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $16,535         $21,987         $23,904         $32,695         $64,164
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.12 (d)        2.15            2.04            1.97            1.98
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                   .10 (d)         .61             .11            (.01)           (.40)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           68.13           93.27           90.87          203.36          144.34
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the period ended August 31, 2004 reflect a reduction of 0.04% of average net assets for Class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------
                                                              For the
                                                               period
                                                Year         January 21,
                                                ended         2003+ to
Per-share                                     August 31       August 31
operating performance                           2004            2003
-------------------------------------------------------------------------
Net asset value,
beginning of period                           $16.29          $14.04
-------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------
Net investment income (a)                        .15 (d)         .07
-------------------------------------------------------------------------
Net realized and unrealized
gain on investments                             4.28            2.18
-------------------------------------------------------------------------
Total from
investment operations                           4.43            2.25
-------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------
From net
investment income                               (.27)             --
-------------------------------------------------------------------------
Total distributions                             (.27)             --
-------------------------------------------------------------------------
Redemption fees                                   -- (e)          -- (e)
-------------------------------------------------------------------------
Net asset value,
end of period                                 $20.45          $16.29
-------------------------------------------------------------------------
Total return at
net asset value (%)(b)                         27.35           16.03*
-------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $11              $1
-------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       1.87 (d)        1.16*
-------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                 .75 (d)         .53*
-------------------------------------------------------------------------
Portfolio turnover (%)                         68.13           93.27
-------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the period ended August 31, 2004 reflect a reduction of 0.04% of average net assets for Class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                        February 1,
                                                                                                                         2000+ to
Per-share                                                                   Year ended August 31                         August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $16.35          $15.05          $16.90          $26.81          $26.48
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .19 (d)         .21             .15             .18             .15
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.33            1.25           (1.84)         (10.04)            .18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       4.52            1.46           (1.69)          (9.86)            .33
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.34)           (.16)           (.16)             --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --            (.05)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.34)           (.16)           (.16)           (.05)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $20.53          $16.35          $15.05          $16.90          $26.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     27.89            9.90          (10.02)         (36.81)           1.25*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $58,630         $55,942         $48,386         $27,420         $36,815
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.37 (d)        1.40            1.29            1.22             .72*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.00 (d)        1.43             .87             .85             .51*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     68.13           93.27           90.87          203.36          144.34
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the period ended August 31, 2004 reflect a reduction of 0.04% of average net assets for Class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
August 31, 2004

Note 1
Significant accounting policies

Putnam International Capital Opportunities Fund (the "fund"), is a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Prior to April 19, 2004 a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. On August 31, 2004, fair value pricing was used for certain foreign securities in the portfolio. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

If a written option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2004, the value of securities loaned amounted to $39,062,291. The fund received cash collateral of $41,385,317 which is pooled with collateral of other Putnam funds into 21 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $658,665,765 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
-----------------------------------
   $13,935,035      August 31, 2009
   543,624,696      August 31, 2010
   101,106,034      August 31, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2004, the fund reclassified $16,117,996 to increase undistributed net investment income, with an increase to accumulated net realized losses of $16,117,996.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $207,573,540
Unrealized depreciation            (53,258,996)
                                  ------------
Net unrealized appreciation        154,314,544
Undistributed ordinary income        8,686,669
Capital loss carryforward         (658,665,765)
Cost for federal income
tax purposes                    $1,033,766,270

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administration
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.35% of the fund's average net assets. For the year ended August 31, 2004, Putnam Management waived $442,500 of its management fee to the fund.

For the period ended August 31, 2004, Putnam Management has assumed $73,231 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (see Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended August 31, 2004, the fund paid PFTC $4,004,700 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2004, the fund's expenses were reduced by $1,394,513 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,241, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $63,183 and $1,174 from the sale of class A and class M shares, respectively, and received $1,654,433 and $7,684 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received $6,924 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $822,698,768 and $1,274,704,466, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At August 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,674,584      $273,338,629
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          496,883         9,102,783
----------------------------------------------------------------
                                    15,171,467       282,441,412

Shares repurchased                 (29,266,069)     (545,426,131)
----------------------------------------------------------------
Net decrease                       (14,094,602)    $(262,984,719)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         41,581,325      $586,932,821
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          380,140         5,181,379
----------------------------------------------------------------
                                    41,961,465       592,114,200

Shares repurchased                 (48,911,256)     (689,651,902)
----------------------------------------------------------------
Net decrease                        (6,949,791)     $(97,537,702)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,187,499       $41,612,798
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          183,931         3,303,402
----------------------------------------------------------------
                                     2,371,430        44,916,200

Shares repurchased                  (9,184,084)     (170,724,876)
----------------------------------------------------------------
Net decrease                        (6,812,654)    $(125,808,676)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,656,314       $35,921,654
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     2,656,314        35,921,654

Shares repurchased                  (8,370,123)     (112,875,135)
----------------------------------------------------------------
Net decrease                        (5,713,809)     $(76,953,481)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            377,485        $7,204,563
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           22,443           408,226
----------------------------------------------------------------
                                       399,928         7,612,789

Shares repurchased                  (2,522,199)      (46,920,327)
----------------------------------------------------------------
Net decrease                        (2,122,271)     $(39,307,538)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,068,896       $14,631,858
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              829            11,202
----------------------------------------------------------------
                                     1,069,725        14,643,060

Shares repurchased                  (2,643,356)      (35,495,416)
----------------------------------------------------------------
Net decrease                        (1,573,631)     $(20,852,356)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            218,196        $4,053,187
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           10,364           188,219
----------------------------------------------------------------
                                       228,560         4,241,406

Shares repurchased                    (775,970)      (14,583,936)
----------------------------------------------------------------
Net decrease                          (547,410)     $(10,342,530)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            342,724        $4,875,776
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            2,513            33,944
----------------------------------------------------------------
                                       345,237         4,909,720

Shares repurchased                    (596,334)       (8,280,679)
----------------------------------------------------------------
Net decrease                          (251,097)      $(3,370,959)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                450            $9,277
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1                19
----------------------------------------------------------------
                                           451             9,296

Shares repurchased                          --                (4)
----------------------------------------------------------------
Net increase                               451            $9,292
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 71            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                            71             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                71            $1,000
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,323,643       $61,259,251
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           61,456         1,126,488
----------------------------------------------------------------
                                     3,385,099        62,385,739

Shares repurchased                  (3,950,306)      (74,203,380)
----------------------------------------------------------------
Net decrease                          (565,207)     $(11,817,641)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,241,328       $60,345,332
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           36,342           495,734
----------------------------------------------------------------
                                     4,277,670        60,841,066

Shares repurchased                  (4,070,895)      (58,064,203)
----------------------------------------------------------------
Net increase                           206,775        $2,776,863
----------------------------------------------------------------

At August 31, 2004, Putnam , LLC owned 72 class R shares of the fund (14% of class R shares outstanding), valued at $1,473.

Note 5
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Man age ment. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2004, management fees paid were reduced by $5,593 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $43,873 for the year ended August 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

For the year ended August 31, 2004, interest and dividends from foreign countries were $30,201,486 or $0.538 per share (for all classes of shares). Taxes paid to foreign countries were $3,735,521 or $0.067 per share (for all classes of shares).

For its tax year ended August 31, 2004, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated, a public utility company, Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of August 31, 2004, there were 103 Putnam Funds, each of which is overseen by each Trustee.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN011-216510  10/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Capital Opportunities Fund
Supplement to Annual Report dated 8/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/04

                                                                        NAV

1 year                                                                27.89%
5 years                                                               27.65
Annual average                                                         5.00
Life of fund (since class A inception, 12/28/95)                     184.82
Annual average                                                        12.82

Share value:                                                            NAV

8/31/03                                                              $16.35
8/31/04                                                              $20.53
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1         $0.339            --                 $0.339

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (02/01/00) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. For a portion of the period, the fund's expenses were limited. Had expenses not been limited, returns would have been lower. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. A trading fee of up to 2.00% may apply. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 9-10 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 8/31/04

                                                  Class Y
Expenses paid per $1,000*                         $6.81
Ending value (after expenses)                     $1,005.90
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04

                                                  Class Y
Expenses paid per $1,000*                         $6.85
Ending value (after expenses)                     $1,018.35
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                            1.35%
Average annualized expense ratio for Lipper peer group++         1.42%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
August 31, 2004     $68,621*    $--             $6,262    $240
August 31, 2003     $66,461     $--             $6,200    $--

* Includes fees of $ 877 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended August 31, 2004 and August 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 138,762 and $79,795 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
August 31, 2004     $--             $--   $--         $--
August 31, 2003     $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: October 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: October 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: October 27, 2004